UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  January 29, 2020

                   PATRIOT TRANSPORTATION HOLDING, INC.
          (Exact name of registrant as specified in its charter)

	       FLORIDA		 001-36605	    47-2482414
	   ----------------	-----------	-------------------
	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction         File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
---------------------------------------------		----------
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100

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       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

                                                   Name of each exchange
    Title of each class      Trading Symbol(s)      on which registered
   ---------------------   ---------------------   ---------------------
       Common Stock                PATI                   NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s. 240.12b-2 of this chapter).
                                                Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                              January 29, 2020


ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        On January 29, 2020, the Company held its 2020 Annual Meeting of Shareholders (the "Annual Meeting"). There were 3,351,329 shares entitled to be voted. 2,782,364 shares were represented in person or by proxy at the meeting. At the Annual Meeting:

        (1) The shareholders voted to elect each of the five (5) director nominees.

        (2) The shareholders voted to ratify the Audit Comittee's selection of Hancock Askew & Co., LLP as the independent registered public accounting firm for fiscal 2020.

        (3) The shareholders approved, on an advisory basis, of the compensation of the Company's named executive officers as disclosed in the proxy statement.

        The Company's inspector of elections certified the following vote tabulations:


Board of                          Votes          Votes         Broker
Directors Nominee                  For          Withheld      Non-Votes
--------------------            ---------      ---------      ---------
John E. Anderson                2,302,948         57,814        421,602
Edward L. Baker                 2,308,601         52,161        421,602
Thompson S. Baker II	        2,311,183         49,579        421,602
Luke E. Fichthorn III           2,307,803         52,959        421,602
Charles D. Hyman	        2,310,103         50,659        421,602


Ratification of            Votes         Votes         Votes        Broker
Independent Auditor         For         Against       Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         2,781,604           754             6             0


Advisory Vote on           Votes         Votes         Votes        Broker
Executive Compensation      For         Against       Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         2,307,151        31,261        22,350       421,602

                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  January 30, 2020         By:  /s/ Matt McNulty
      				-------------------------------------------
				Matt McNulty
				Chief Financial Officer